CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Sector Funds, Inc. of our report dated January 16, 2026, relating to the financial statements and financial highlights of PGIM Jennison Health Sciences Fund, which appears in Prudential Sector Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended November 30, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

January 27, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Sector Funds, Inc. of our report dated January 16, 2026, relating to the financial statements and financial highlights of PGIM Jennison Utility Fund, which appears in Prudential Sector Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended November 30, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

January 27, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Sector Funds, Inc. of our report dated January 16, 2026, relating to the financial statements and financial highlights of PGIM Jennison Financial Services Fund, which appears in Prudential Sector Funds, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended November 30, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

January 27, 2026